UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 20, 2008 (March 9, 2008)

AMERICAN MEDICAL TECHNOLOGIES, INC.

(Exact name of Registrant as specified in charter)

Delaware	0-19195	38-2905258
(State or othis jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5655 Bear Lane

Corpus Christi, TX 78405
(Address of principal executive offices)

Registrant’s telephone number, including area code: (361) 289-1145

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below).

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Charles A. Nichols, a director of American Medical Technologies, Inc., passed away on March 9, 2008.  Mr. Nichols was a director for 23 years and his commitment to American Medical was unwavering.  Mr. Nichols was a member of the Audit Committee.  The Board of Directors, the management and the staff of American Medical would like to express their condolences to his family.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN MEDICAL TECHNOLOGIES, INC.

By:	/s/ Judd Hoffman
Judd Hoffman,
Chief Executive Officer and President
Dated: March 20, 2008